UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET

GLOBAL PARTNERS INCOME FUND INC.

FORM N-Q

NOVEMBER 30, 2011

Schedule of investments (unaudited)

November 30, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 64.7%
CONSUMER DISCRETIONARY — 11.6%
Auto Components — 0.2%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	$362,799	(a)
Automobiles — 0.1%
Escrow GCB General Motors	7.200%	1/15/11	480,000		7,800	(b)(c)
Escrow GCB General Motors	8.375%	7/15/33	1,105,000		17,956	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	120,000		121,200	(a)
Total Automobiles					146,956
Diversified Consumer Services — 0.7%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	410,000	GBP	595,005	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	310,000		298,375
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000		546,000	(d)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	95,000		92,269	(d)
Total Diversified Consumer Services					1,531,649
Hotels, Restaurants & Leisure — 3.7%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	100,000		86,000	(d)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,294,000		828,160	(d)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	110,000		92,125
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	538,347		512,271	(a)(d)(e)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	300,000		285,000	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	660,000		567,600	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	540,588
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	160,000		157,600	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	260,000		239,200	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	305,000		294,325	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	70,000		71,750	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	280,000		271,600	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	320,000		335,200	(d)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	50,000		52,375	(a)(d)
MGM Resorts International, Senior Notes	5.875%	2/27/14	360,000		347,400
MGM Resorts International, Senior Notes	6.625%	7/15/15	70,000		66,500
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	40,000		45,000	(d)
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	95,000		106,756	(d)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,030,000		674,650	(d)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	55,000		26,675
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	560,000		593,600	(d)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	480,000		556,800	(d)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	250,000		263,750	(d)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	340,000		348,925	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	290,000		262,450	(a)(f)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	10,000		9,700	(a)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	475,000		0	(b)(g)(h)(i)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	50,000		0	(b)(g)(h)(i)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	313,000		323,173	(a)(d)
Total Hotels, Restaurants & Leisure					7,959,173

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Household Durables — 0.3%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	206,000	GBP	$276,331	(a)
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	130,000	GBP	174,383	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	260,000		241,150
Total Household Durables					691,864
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	360,000		363,600	(d)
QVC Inc., Senior Secured Notes	7.375%	10/15/20	535,000		571,112	(a)(d)
Total Internet & Catalog Retail					934,712
Media — 3.8%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	27,381		31,693	(d)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	1,090,000		795,700	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	200,000		134,000	(a)(d)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		31,237	(d)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		303,525	(d)
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	310,000		303,800	(a)
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	100,000		105,500	(a)(d)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	340,000		329,800
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	570,000		620,332	(d)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	320,000		284,800	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	392,024	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	180,000	EUR	235,215	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000	EUR	576,111	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	610,000		698,450	(d)(j)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	40,000		45,800	(d)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	80,000		85,000	(d)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	400,000	EUR	425,953	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	300,000	EUR	417,219	(a)(h)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	100,000	EUR	128,323	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	90,000		74,700	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	370,000		345,025	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	290,000		275,500	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		186,300	(a)(d)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	500,000	EUR	614,743	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	650,000	EUR	851,570	(a)(d)
Total Media					8,292,320
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	440,000		404,800	(d)
Specialty Retail — 1.4%
American Greetings Corp., Senior Notes	7.375%	6/1/16	75,000		78,360
American Greetings Corp., Senior Notes	7.375%	12/1/21	410,000		416,663
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	867,442	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	520,000		431,600
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	350,000		369,250	(d)
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	650,000		692,250	(d)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	210,000		203,175	(a)
Total Specialty Retail					3,058,740
Textiles, Apparel & Luxury Goods — 0.8%
Boardriders SA, Senior Notes	8.875%	12/15/17	700,000	EUR	893,560	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	150,000		139,500	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Textiles, Apparel & Luxury Goods — continued
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	725,000		$797,500	(d)
Total Textiles, Apparel & Luxury Goods					1,830,560
TOTAL CONSUMER DISCRETIONARY					25,213,573
CONSUMER STAPLES — 1.2%
Food Products — 0.9%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	586,000		527,400	(a)(d)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	400,000	GBP	514,991	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	230,000	EUR	259,603	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	140,000		135,100	(a)(d)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000		494,550	(a)(d)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	61,000		70,150	(d)
Total Food Products					2,001,794
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	100,000		103,750	(a)(d)
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	260,000		228,800	(a)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	150,000		133,125	(d)
TOTAL CONSUMER STAPLES					2,467,469
ENERGY — 13.4%
Energy Equipment & Services — 1.5%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	425,000		444,125	(d)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	495,000		477,675	(a)(d)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000		420,000	(d)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000		200,000	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	200,000		207,250	(a)
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	90,000		90,900
SESI LLC, Senior Notes	7.125%	12/15/21	490,000		499,800	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	950,000		1,023,625	(d)
Total Energy Equipment & Services					3,363,375
Oil, Gas & Consumable Fuels — 11.9%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	320,000		363,200	(d)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	240,000		231,600	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	90,000		85,950	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	25,000		27,250	(d)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	420,000		420,000	(d)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000		518,400	(d)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	751,715		601,372	(a)(e)(h)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000		267,500	(d)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	100,000		109,125	(d)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	627,356		679,144	(a)(d)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,000,000		1,215,000	(d)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	370,000		384,800	(d)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	250,000		264,003	(d)(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	260,000		269,107	(d)(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	520,000		483,600	(d)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	1,340,000		1,420,400	(a)(d)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	290,000		294,713	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	380,000		271,700	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	460,000		474,950	(a)(d)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	705,000		504,075	(d)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	470,000		472,350	(a)(d)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	246,000		247,230	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000		354,750	(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global Partners Income Fund Inc.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000		$969,758	(d)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	390,000		426,706	(d)
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,280,000		5,285,800	(d)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000		462,150	(a)(d)
Petronas Capital Ltd.	5.250%	8/12/19	1,555,000		1,733,632	(a)(d)(j)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	470,000		331,350	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	325,000		368,875	(d)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000		361,350	(d)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000		117,150	(a)(d)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000		571,425	(a)(d)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	790,000		892,700	(d)
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	230,000		242,363	(d)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000		11,150	(d)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	570,000		683,287	(a)(d)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000		482,876	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	110,000		101,200
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	300,000		300,000
Teekay Corp., Senior Notes	8.500%	1/15/20	615,000		588,862	(d)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	150,000		161,775	(a)(d)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,160,000		1,289,050	(a)(d)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	130,000		135,200	(d)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	330,000		284,625	(a)
Total Oil, Gas & Consumable Fuels					25,761,503
TOTAL ENERGY					29,124,878
FINANCIALS — 4.0%
Capital Markets — 0.1%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		267,684	(d)
Commercial Banks — 0.4%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	620,000		573,500	(a)(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	290,000		211,700	(a)(d)(f)(k)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		133,000	(f)(k)
Total Commercial Banks					918,200
Consumer Finance — 0.8%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	400,000		374,000	(d)
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	330,000	EUR	404,622
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	520,616
SLM Corp., Medium-Term Notes	8.000%	3/25/20	220,000		215,600	(d)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	210,000		209,625	(d)
Total Consumer Finance					1,724,463
Diversified Financial Services — 2.2%
Bank of America Corp., Senior Notes	6.500%	8/1/16	100,000		96,767
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	290,000		329,512	(d)
Boats Investments (Netherlands) BV, Secured Notes	9.044%	12/15/15	641,801	EUR	526,056	(e)(f)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	310,000		323,562	(d)
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	130,000		121,875
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	296,000		294,520	(d)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		445,625
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		70,088	(d)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		997,150	(d)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		89,775
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	300,000	EUR	422,258	(a)
Leucadia National Corp., Senior Notes	7.125%	3/15/17	140,000		142,100	(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global Partners Income Fund Inc.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Financial Services — continued
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	250,000		$234,063	(d)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	500,000	EUR	634,898	(a)
Total Diversified Financial Services					4,728,249
Insurance — 0.5%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		482,309	(d)
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	150,000		151,125	(a)(f)(k)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	3/31/12	100,000		71,802	(f)(k)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		256,250	(a)(d)
Total Insurance					961,486
TOTAL FINANCIALS					8,600,082
HEALTH CARE — 3.7%
Health Care Equipment & Supplies — 0.3%
Biomet Inc., Senior Notes	10.000%	10/15/17	20,000		21,650	(d)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	170,000		183,175	(d)(e)
Ontex IV, Senior Notes	9.000%	4/15/19	300,000	EUR	285,200	(a)
Ontex IV, Senior Notes	9.000%	4/15/19	200,000	EUR	190,134	(a)
Total Health Care Equipment & Supplies					680,159
Health Care Providers & Services — 3.0%
Acadia Healthcare, Senior Notes	12.875%	11/1/18	180,000		178,200	(a)
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	336,520		328,738
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	300,000		310,500
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	220,000		226,600
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	520,000		505,700	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,080,000		1,034,100	(d)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	125,000	GBP	153,948	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	210,000		188,475	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	750,000		798,750	(d)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		178,800	(a)(d)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	620,000		672,700	(d)
INC Research LLC, Senior Notes	11.500%	7/15/19	160,000		144,800	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	330,000		314,325	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	491,000		554,830	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	635,000		642,938	(d)(e)
US Oncology Inc.	9.125%	8/15/17	255,000		3,825
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	250,000		238,750	(d)
Total Health Care Providers & Services					6,475,979
Pharmaceuticals — 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	780,420	(a)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	100,000		103,500	(a)(d)
Total Pharmaceuticals					883,920
TOTAL HEALTH CARE					8,040,058
INDUSTRIALS — 8.3%
Aerospace & Defense — 1.1%
Ducommun Inc., Senior Notes	9.750%	7/15/18	220,000		227,700	(a)(d)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	477,000		500,850	(d)
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	220,000		216,700	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	160,000		157,600	(a)
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	50,000		50,625	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	500,000		506,250	(d)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	190,000		208,050	(d)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	560,000		541,800	(a)(d)
Total Aerospace & Defense					2,409,575

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global Partners Income Fund Inc.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Airlines — 1.2%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	178,812		$137,685	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	592,004
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	21,939		21,417
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	4,191		4,317
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	65,645		64,004	(d)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	260,000		254,150	(a)(d)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	950,000		992,750	(a)(d)
Delta Air Lines, Secured Notes	6.375%	1/2/16	190,000		172,900	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	125,235		132,748	(d)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	166,000		170,150	(a)(d)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	144,000		147,960	(a)(d)
Total Airlines					2,690,085
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	174,200		120,198	(a)(g)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	370,000		369,075	(a)(d)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	231,000		251,444	(a)(d)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		202,000	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	220,000		201,850	(a)
Total Building Products					1,144,567
Commercial Services & Supplies — 0.9%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	50,000		46,750	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	780,000		729,300	(a)(d)
American Reprographics Co., Senior Notes	10.500%	12/15/16	370,000		334,850
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000		481,162	(d)
JM Huber Corp., Senior Notes	9.875%	11/1/19	200,000		202,000	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		171,900
Total Commercial Services & Supplies					1,965,962
Construction & Engineering — 0.5%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	350,000		336,000	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	550,000		589,875	(a)(d)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000		221,100	(a)
Total Construction & Engineering					1,146,975
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	400,000		344,000	(a)(d)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	240,000		254,400	(d)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		358,120	(a)
Total Industrial Conglomerates					612,520
Machinery — 0.3%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	510,000		497,250	(a)(d)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	230,000		207,000	(a)
Total Machinery					704,250
Marine — 0.5%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	220,000		207,900	(a)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	290,000		274,050	(a)(e)(h)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	670,000		512,550	(d)
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	180,000		139,500
Total Marine					1,134,000
Road & Rail — 1.7%
AE Escrow Corp., Senior Notes	9.750%	3/15/20	220,000		221,100	(a)
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.625%	3/15/18	100,000		101,250

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

Western Asset Global Partners Income Fund Inc.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Road & Rail — continued
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	827,625		$661,842	(e)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	100,000		100,125
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	546,000		535,080	(a)(d)(h)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	740,000		862,100	(d)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	85,000		93,500	(d)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	49,000		55,615	(d)
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	85,000		90,844	(d)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	460,000		463,450
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	362,000		396,390	(d)
Total Road & Rail					3,581,296
Trading Companies & Distributors — 0.2%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	455,000		464,100	(d)
Transportation — 0.9%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		355,000	(a)(d)
CMA CGM, Senior Notes	8.875%	4/15/19	700,000	EUR	329,206	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	710,000		465,050	(a)(d)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	770,000		713,213	(a)(d)
Total Transportation					1,862,469
TOTAL INDUSTRIALS					18,059,799
INFORMATION TECHNOLOGY — 1.4%
Communications Equipment — 0.3%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	880,000		638,000	(d)
Electronic Equipment, Instruments & Components — 0.4%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	850,000		928,625	(a)(d)
IT Services — 0.0%
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	70,000		67,725	(a)
Semiconductors & Semiconductor Equipment — 0.7%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	180,000		180,900	(d)
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	140,000		140,700	(e)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	140,000		146,650	(a)(d)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	620,000		647,900	(d)
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	244,000		252,540	(a)(d)
Total Semiconductors & Semiconductor Equipment					1,368,690
TOTAL INFORMATION TECHNOLOGY					3,003,040
MATERIALS — 9.6%
Chemicals — 1.2%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	540,000		569,700	(a)(d)
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	340,000		353,600	(a)(d)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	310,000		313,875	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	268,000	EUR	315,097	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	122,310	EUR	175,852
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	124,000		135,160	(d)
Solutia Inc., Senior Notes	8.750%	11/1/17	5,000		5,425	(d)
Solutia Inc., Senior Notes	7.875%	3/15/20	310,000		331,700	(d)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	500,000	EUR	453,499	(a)
Total Chemicals					2,653,908
Containers & Packaging — 2.1%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,187,495	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	350,000		336,000	(d)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	280,000		282,800	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	510,000		507,450	(a)(d)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.250%	5/15/18	290,000		265,350	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	120,000		$110,400	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	270,000		230,850	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	200,000		192,000	(a)
Rock-Tenn Co., Senior Notes	9.250%	3/15/16	200,000		213,000	(d)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	500,000		455,000	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	610,000		611,525	(a)(d)
Total Containers & Packaging					4,391,870
Metals & Mining — 5.2%
China Oriental Group Co. Ltd.	7.000%	11/17/17	490,000		374,850	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	490,000		489,844	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		284,175	(a)(d)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		263,125	(a)(d)
Evraz Group SA, Notes	8.250%	11/10/15	130,000		132,925	(a)
Evraz Group SA, Notes	6.750%	4/27/18	1,310,000		1,182,275	(a)(d)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000		560,925	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	80,000		77,800	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	620,000		611,475	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	840,000		609,000	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	300,000		268,500	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	330,000	EUR	407,947	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	510,000		540,600	(d)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	260,000		249,600	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		350,241	(d)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	810,000		352,350	(d)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		206,788	(d)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	230,000		232,506	(d)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	210,000		198,450	(a)(d)
Vale Overseas Ltd., Notes	8.250%	1/17/34	460,000		581,002	(d)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,757,000		1,929,084	(d)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	920,000		892,400	(a)(d)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000		384,750	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		90,000	(a)
Total Metals & Mining					11,270,612
Paper & Forest Products — 1.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	407,000		368,335	(d)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	222,000		261,922	(d)
China Forestry Holdings Co., Ltd., Senior Secured Bonds	10.250%	11/17/15	366,000		236,070	(a)(g)
Empresas CMPC SA, Notes	4.750%	1/19/18	250,000		259,904	(a)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	240,000		236,400	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	250,000		235,625	(a)(d)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	150,000		160,500	(a)(d)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	480,000		290,400
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	520,000		340,600
Total Paper & Forest Products					2,389,756
TOTAL MATERIALS					20,706,146
TELECOMMUNICATION SERVICES — 6.8%
Diversified Telecommunication Services — 4.4%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,363,000		1,029,065	(a)(d)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	730,000		551,150	(a)(d)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	356,000		268,780	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000		37,750	(d)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	380,000		388,550	(a)(d)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	580,000		595,950	(a)(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	150,000		$156,375	(d)
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	150,000		153,375
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	450,000		429,750	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	200,000		184,500
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	345,000		353,194	(d)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	55,946		54,268	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		220,000	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	250,000		255,000
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	156,000	EUR	205,425	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	132,000	EUR	181,802	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		374,300	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	380,000		400,900	(d)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		481,200	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	520,000		546,000	(a)
Vimpel Communications, Notes	6.493%	2/2/16	250,000		236,875	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	248,000		260,400	(a)(d)
West Corp., Senior Notes	8.625%	10/1/18	370,000		370,925
West Corp., Senior Notes	7.875%	1/15/19	470,000		472,350
West Corp., Senior Subordinated Notes	11.000%	10/15/16	290,000		307,037	(d)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		173,500	(a)(d)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000		175,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	301,168		219,470	(a)(e)
Windstream Corp., Senior Notes	7.500%	6/1/22	340,000		325,550	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	270,000		255,150
Total Diversified Telecommunication Services					9,663,591
Wireless Telecommunication Services — 2.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		388,609	(d)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		585,900	(a)(d)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	290,000		281,300
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	450,000		393,750
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	490,000	GBP	603,478	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	123,159	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,115,000		1,654,987	(d)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	470,000		474,700	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	425,000		437,750	(d)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000		174,750	(a)
Total Wireless Telecommunication Services					5,118,383
TOTAL TELECOMMUNICATION SERVICES					14,781,974
UTILITIES — 4.7%
Electric Utilities — 1.3%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000		673,200	(d)
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	420,000		369,600	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	420,000		439,446	(a)(d)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000		322,000	(a)(d)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	62,138		62,294
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	800,000		784,000	(d)
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	350,000		292,250	(a)
Total Electric Utilities					2,942,790
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000		87,172	(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Gas Utilities — continued
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000		$342,375	(d)
Total Gas Utilities					429,547
Independent Power Producers & Energy Traders — 3.1%
AES Corp., Senior Notes	9.750%	4/15/16	500,000		567,500	(d)
AES Gener SA, Notes	5.250%	8/15/21	250,000		254,375	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	270,000		267,975	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	200,000		208,500	(a)(d)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	100,000		102,500	(a)(d)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	620,000		643,250	(a)(d)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000		407,932	(a)(d)
Dynegy Inc., Bonds	7.670%	11/8/16	280,000		169,400	(b)(d)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	200,000		117,000	(d)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	1,351,000		1,090,933	(d)
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	583,539		475,648	(d)(e)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	270,000		257,850	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	810,000		810,000	(a)(d)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,430,000		1,279,850	(d)
Total Independent Power Producers & Energy Traders					6,652,713
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000		234,720	(a)(d)
TOTAL UTILITIES					10,259,770
TOTAL CORPORATE BONDS & NOTES (Cost — $144,509,106)					140,256,789
COLLATERALIZED SENIOR LOANS — 1.6%
CONSUMER DISCRETIONARY — 0.7%
Diversified Consumer Services — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	1,000,000		983,750	(l)
Hotels, Restaurants & Leisure — 0.1%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	299,250		269,325	(l)
Specialty Retail — 0.1%
BCBG Maxazria International, Term Loan B	9.870%	5/19/15	329,175		307,161	(l)
TOTAL CONSUMER DISCRETIONARY					1,560,236
INDUSTRIALS — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	97,612		98,099	(g)(l)
Trico Shipping AS, Term Loan B	—	5/12/14	97,612		98,100	(g)(l)(m)
TOTAL INDUSTRIALS					196,199
INFORMATION TECHNOLOGY — 0.1%
IT Services — 0.1%
SRA International Inc., Term Loan B	6.500%	7/20/18	245,714		230,562	(l)
MATERIALS — 0.2%
Chemicals — 0.2%
Kerling PLC, Term Loan	10.000%	6/30/16	300,000	EUR	352,721	(l)
TELECOMMUNICATION SERVICES — 0.4%
Wireless Telecommunication Services — 0.4%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	802,711		802,711	(l)
UTILITIES — 0.1%
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.748%	10/10/17	323,528		212,518	(l)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $3,528,020)					3,354,947
CONVERTIBLE BONDS & NOTES — 0.4%
CONSUMER DISCRETIONARY — 0.2%
Diversified Consumer Services — 0.2%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	770,000		454,300	(a)(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INDUSTRIALS — 0.2%
Marine — 0.2%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	370,909		$320,836	(h)
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	206,060		83,455	(h)
TOTAL INDUSTRIALS					404,291
MATERIALS — 0.0%
Chemicals — 0.0%
Hercules Inc.	6.500%	6/30/29	100,000		79,500
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $1,131,028)					938,091
SOVEREIGN BONDS — 29.8%
Argentina — 2.7%
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,383,142		1,009,694	(j)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	5,670,000		881,685	(f)(n)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	3,321,000		3,220,091
Republic of Argentina, Senior Bonds	7.000%	10/3/15	485,000		422,926
Republic of Argentina, Senior Notes	8.750%	6/2/17	450,000		400,500
Total Argentina					5,934,896
Brazil — 4.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	665,000	BRL	367,025
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,614,000	BRL	4,059,767
Federative Republic of Brazil	7.125%	1/20/37	427,550		573,986
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	2,620,222		3,059,109	(j)
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		1,013,800
Total Brazil					9,073,687
Chile — 0.7%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	260,000		265,850	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		251,244	(a)(d)
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		439,810
Republic of Chile, Senior Notes	5.500%	8/5/20	273,500,000	CLP	555,592
Total Chile					1,512,496
Colombia — 1.6%
Republic of Colombia	7.375%	9/18/37	2,150,000		2,934,750	(d)(j)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		214,650
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		320,663
Total Colombia					3,470,063
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	186,000		167,400	(a)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000		117,000	(a)(f)
Total India					284,400
Indonesia — 2.0%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		117,250	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	7,931,000,000	IDR	1,091,624
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	4,954,000,000	IDR	729,719
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	5,058,000,000	IDR	698,770
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		937,750	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	5,998,000,000	IDR	795,613
Total Indonesia					4,370,726
Malaysia — 0.8%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	5,360,000	MYR	1,721,547
Government of Malaysia, Senior Bonds	4.262%	9/15/16	130,000	MYR	42,547
Total Malaysia					1,764,094
Mexico — 1.9%
Mexican Bonos, Bonds	8.000%	6/11/20	42,129,500	MXN	3,488,057

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Mexico — continued
United Mexican States, Bonds	10.000%	12/5/24	4,800,000	MXN	$459,553
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000		181,840
Total Mexico					4,129,450
Panama — 1.0%
Republic of Panama	7.250%	3/15/15	1,807,000		2,094,313	(d)
Peru — 1.8%
Republic of Peru	8.750%	11/21/33	490,000		723,975
Republic of Peru, Bonds	7.840%	8/12/20	3,093,000	PEN	1,311,418
Republic of Peru, Bonds	6.550%	3/14/37	151,000		184,975
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,560,000	(j)
Total Peru					3,780,368
Poland — 1.9%
Republic of Poland, Bonds	5.500%	4/25/15	4,320,000	PLN	1,305,116
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000		976,500	(d)
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000		496,250
Republic of Poland, Senior Notes	5.000%	3/23/22	1,270,000		1,236,663
Total Poland					4,014,529
Russia — 2.5%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	756,000		763,560	(a)(d)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	42,000		72,450	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	3,972,513		4,667,702	(a)(j)
Total Russia					5,503,712
Sri Lanka — 0.2%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	390,000		394,463	(a)
Turkey — 4.1%
Republic of Turkey, Notes	6.750%	5/30/40	1,545,000		1,633,838
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000		954,500	(j)
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,836,000		6,259,110	(d)(j)
Total Turkey					8,847,448
Venezuela — 4.3%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,296,000		4,064,680	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	233,000		143,295
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,982,000		1,318,030
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	391,000		393,932
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000		3,453,025
Total Venezuela					9,372,962
TOTAL SOVEREIGN BONDS (Cost — $62,874,353)					64,547,607

	SHARES
COMMON STOCKS — 2.1%
CONSUMER DISCRETIONARY — 1.5%
Automobiles — 0.0%
General Motors Co.	264	5,621	*
Media — 1.5%
Charter Communications Inc., Class A Shares	62,292	3,293,378	*
TOTAL CONSUMER DISCRETIONARY		3,298,999
ENERGY — 0.3%
Energy Equipment & Services — 0.3%
KCAD Holdings I Ltd.	66,487,354	670,059	*(g)(h)
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares	892	25,110	*
TOTAL ENERGY		695,169

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	SHARES	VALUE
INDUSTRIALS — 0.3%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership	54	$45,360	(g)(h)
Nortek Inc.	696	15,312	*
Total Building Products		60,672
Marine — 0.2%
DeepOcean Group Holding AS	26,137	457,398	*(h)
Horizon Lines Inc., Class A	103,030	24,727	*
Total Marine		482,125
TOTAL INDUSTRIALS		542,797
TOTAL COMMON STOCKS (Cost — $2,644,212)		4,536,965

	RATE
CONVERTIBLE PREFERRED STOCKS — 0.8%
FINANCIALS — 0.8%
Diversified Financial Services — 0.8%
Citigroup Inc. (Cost - $2,405,380)	7.500%	20,300	1,710,275
PREFERRED STOCKS — 0.4%
FINANCIALS — 0.4%
Consumer Finance — 0.4%
GMAC Capital Trust I	8.125%	40,749	774,231	(f)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%	4,925	9,604	*(f)
TOTAL FINANCIALS			783,835
INDUSTRIALS — 0.0%
Road & Rail — 0.0%
Jack Cooper Holdings Corp.	20.00%	1,017	101,700	(a)(h)
TOTAL PREFERRED STOCKS (Cost — $1,213,025)			885,535

	EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Put @ $87.00 (Cost - $103,500)	12/21/11	6,900,000	20,950

		WARRANTS
WARRANTS — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	9,125	252,078	*(f)
Buffets Restaurant Holdings	4/28/14	498	5	*(g)(h)
Charter Communications Inc.	11/30/14	641	7,474	*(h)
General Motors Co.	7/10/16	5,867	74,218	*
General Motors Co.	7/10/19	5,867	51,278	*
Jack Cooper Holdings Corp.	12/15/17	496	31,000	*(h)
Jack Cooper Holdings Corp.	5/6/18	228	14,250	*(h)
Nortek Inc.	12/7/14	1,175	3,172	*(g)(h)
SemGroup Corp.	11/30/14	2,968	21,577	*(g)
TOTAL WARRANTS (Cost — $707,365)			455,052
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $219,115,989)			216,706,211

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.0%
U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $74,991)	0.100 - 0.120%	1/10/12	75,000	74,991	(o)
TOTAL INVESTMENTS — 100.0% (Cost — $219,190,980#)				216,781,202

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of November 30, 2011.
(c)	The maturity principal is currently in default as of November 30, 2011.
(d)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Illiquid security (unaudited).
(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(i)	Value is less than $1.
(j)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(k)	Security has no maturity date. The date shown represents the next call date.
(l)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(m)	All or a portion of this loan is unfunded as of November 30, 2011. The interest rate for fully unfunded term loans is to be determined.
(n)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(o)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	- Brazilian Real
CLP	- Chilean Peso
EUR	- Euro
GBP	- British Pound
GDP	- Gross Domestic Product
IDR	- Indonesian Rupiah
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
OJSC	- Open Joint Stock Company
PEN	- Peruvian Nuevo Sol
PLN	- Polish Zloty

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Call	12/21/11	$91.50	6,900,000	$124,418

Summary of Investments by Country **
United States	37.7%
Brazil	8.1
Mexico	6.4
Russia	4.8
Venezuela	4.4
Turkey	4.1
Argentina	3.1
United Kingdom	2.9
Indonesia	2.8
Colombia	2.5
Luxembourg	2.4
Poland	1.8
Peru	1.7
Netherlands	1.7
Malaysia	1.6
Chile	1.5
Panama	1.1

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Cayman Islands	1.1
Ireland	1.0
India	1.0
Australia	0.9
Bermuda	0.8
France	0.8
Germany	0.7
Kazakhstan	0.7
Canada	0.6
South Africa	0.5
Qatar	0.4
Norway	0.4
Sweden	0.3
United Arab Emirates	0.3
Marshall Islands	0.3
Mongolia	0.3
Belgium	0.2
Trinidad and Tobago	0.2
Sri Lanka	0.2
China	0.2
Spain	0.1
Singapore	0.1
Italy	0.1
Austria	0.1
Japan	0.1
Short-term investments	0.0
100.0%
**As a percentage of total investments. Please note that Fund holdings are as of November 30, 2011 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$138,846,287	$1,410,502	$140,256,789
Collateralized senior loans	—	3,354,947	—	3,354,947
Convertible bonds & notes	—	533,800	404,291	938,091
Sovereign bonds	—	64,547,607	—	64,547,607
Common stocks:
Consumer discretionary	$3,298,999	—	—	3,298,999
Energy	25,110	—	670,059	695,169
Industrials	40,039	—	502,758	542,797
Convertible preferred stocks	1,710,275	—	—	1,710,275
Preferred stocks	783,835	—	101,700	885,535
Purchased options	—	20,950	—	20,950
Warrants	125,496	273,655	55,901	455,052
Total long-term investments	$5,983,754	$207,577,246	$3,145,211	$216,706,211
Short-term investments†	—	74,991	—	74,991
Total investments	$5,983,754	$207,652,237	$3,145,211	$216,781,202
Other financial instruments:
Forward foreign currency contracts	—	$592,197	—	$592,197
Interest rate swaps	—	3,001	—	3,001
Total other financial instruments	—	$595,198	—	$595,198
Total	$5,983,754	$208,247,435	$3,145,211	$217,376,400

Notes to schedule of investments (unaudited) (continued)

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Written options	—	$124,418	—	$124,418

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			PREFERRED STOCK	COMMON STOCKS
	CORPORATE
	BONDS &	CONVERTBLE
INVESTMENTS IN SECURITIES	NOTES	BONDS & NOTES	INDUSTRIALS	ENERGY	INDUSTRIALS	WARRANTS	TOTAL
Balance as of August 31, 2011	$1,186,662	—	—	$660,825	$34,830	$2,355	$1,884,672
Accrued premiums/discounts	2,026	$1,553	—	—	—	—	3,579
Realized gain (loss)	(4,194)	0 *	—	—	—	—	(4,194)
Change in unrealized appreciation (depreciation)(1)	(110,511)	$(195,644)	$12,468	1,171	10,530	822	(281,164)
Purchases	523,108	598,382	89,232	8,063	—	—	1,218,785
Sales	(721,669)	—	—	—	—	—	(721,669)
Transfers into Level 3(2)	535,080	—	—	—	457,398	52,724	1,045,202
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of November 30, 2011	$1,410,502	$404,291	$101,700	$670,059	$502,758	$55,901	$3,145,211
Net change in unrealized appreciation (depreciation) for investments in securities
still held at November 30, 2011(2)	$(136,869)	$(195,644)	$12,468	$1,171	$10,530	$822	$(307,522)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred in to Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

Notes to schedule of investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund may use futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the

Notes to schedule of investments (unaudited) (continued)

right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Written Option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium

Notes to schedule of investments (unaudited) (continued)

received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as

Notes to schedule of investments (unaudited) (continued)

trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2011, the Fund held written options with credit related contingent features which had a liability position of $124,418. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At November 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,697,543
Gross unrealized depreciation	(17,107,321)
Net unrealized depreciation	$(2,409,778)

During the period ended November 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of August 31, 2011	66,660,000	$1,006,530
Options written	6,900,000	84,180
Options expired	(66,660,000)	(1,006,530)
Written options, outstanding as of November 30, 2011	6,900,000	$84,180

Transactions in reverse repurchase agreements for the Fund during the period ended November 30, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding*
$18,429,993	0.76%	$20,269,400

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.10% to 0.85% during the period ended November 30, 2011. Interest expense incurred on reverse repurchase agreements totaled $34,733.

Notes to schedule of investments (unaudited) (continued)

At November 30, 2011, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements

Credit Suisse	0.75%	3/15/2011	TBD*	$461,000
Credit Suisse	0.75%	3/15/2011	TBD*	3,595,867
Credit Suisse	0.85%	3/15/2011	TBD*	1,257,960
Credit Suisse	0.65%	5/26/2011	TBD*	1,397,640
Credit Suisse	0.85%	6/10/2011	TBD*	2,124,600
Credit Suisse	0.75%	9/2/2011	TBD*	2,728,982
Credit Suisse	0.75%	9/29/2011	TBD*	4,341,661
Credit Suisse	0.85%	9/29/2011	TBD*	751,812
JPMorgan Chase Bank	0.75%	11/3/2011	TBD*	1,118,250
				$17,777,772

* TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On November 30, 2011, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $21,321,524.

At November 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Brazilian Real	JPMorgan Chase Bank	2,038,000	$1,123,712	12/15/11	$35,230
Euro	JPMorgan Chase Bank	1,079,885	1,451,230	12/15/11	34,530
British Pound	Citibank N.A.	1,759,613	2,758,755	2/16/12	57,665
British Pound	UBS AG	596,646	935,433	2/16/12	18,577
Euro	BNP Paribas SA	1,607,030	2,160,969	2/16/12	49,906
Euro	Citibank N.A.	266,373	358,191	2/16/12	7,944
Euro	Citibank N.A.	2,005,654	2,696,998	2/16/12	76,371
Euro	UBS AG	8,563,049	11,514,709	2/16/12	311,974
Net unrealized gain on open forward foreign currency contracts					$592,197

At November 30, 2011, the Fund held the following interest rate swap contracts:

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION

Credit Suisse First Boston Inc.	$912,398	1/2/12	BRL-CDI ‡	10.510%	—	$3,001	*

† Percentage shown is an annual percentage rate.

‡ Based on the Overnight Brazilian Interbank Deposit Rate. As of November 30, 2011, the Brazilian CETIP Interbank Deposit (CDI) rate was 11.36%.

* Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2011.

Notes to schedule of investments (unaudited) (continued)

		Written	Forward Foreign Currency Contracts		Swap
Primary Underlying Risk Disclosure	Purchased Options, at value	Options, at value	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total

Credit Contracts	$20,950	$(124,418)	—	—	—	$(103,468)
Interest Rate Contracts	—	—	—	—	$3,001	3,001
Foreign Exchange Contracts	—	—	$592,197	—	—	592,197
Total	$20,950	$(124,418)	$592,197	—	$3,001	$491,730

During the period ended November 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$8,047
Written options	52,733
Futures contracts (to sell)†	5,790,340
Forward foreign currency contracts (to buy)†	764,826
Forward foreign currency contracts (to sell)	23,376,506

Average Notional Balance
Interest rate swap contracts	$912,398

†At November 30, 2011, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011.  Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Partners Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: January 25, 2012